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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                       FORM 8-K/A

                                    CURRENT REPORT



                          PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



                                    August 6, 1996
                          ----------------------------------
                   Date of Report (Date of earliest event reported)



                                         SYS
                               -----------------------
                (Exact name of registrant as specified in its charter)



  California                      0-4169                95-2467354
- ---------------                 ------------           --------------
(State or other                (Commission            (IRS Employer
 jurisdiction of               File Number)            I.D. Number)
 Incorporation)


                  6363 Greenwich Drive, San Diego, California  92122
                  --------------------------------------------------
                  (Address of principal executive office  (Zip Code)


                                    (619) 587-0484
                               ------------------------
                 (Registrant's telephone number, including area code)


                                         N/A
                               ------------------------
            (Former name or former address, if changes since last report)






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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
(a) (1) (i) The Registrant dismissed the accounting firm of Ernst & Young on August 5, 1996. Ernst & Young was previously engaged as the principal accountant to audit the Registrant's financial statements since its fiscal year 1987.

         (ii) There have been no adverse opinions, disclaimers of opinion or qualifications or modifications as to uncertainty, audit scope or accounting principles regarding the reports of Ernst & Young on the Registrant's financial statements within the two most recent fiscal years or the subsequent interim period.

         (iii) The decision to change accountants was recommended by the audit committee and Board of Directors of the Registrant.

         (iv) There were no material disagreements with Ernst & Young on any matter of accounting principles or practice, financial statement disclosure or auditing scope or procedure within the two most recent fiscal years and the subsequent interim period.

         (v) The term "Disagreements" as used in this 8-K shall be interpreted broadly, to include any difference of opinion concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which (if not resolved to the satisfaction of the former accountant) would have caused it to make reference to the subject matter of the disagreement in connection with its report. It is not necessary for there to have been argument to have had a disagreement, merely a difference of opinion. For purposes of this 8-K, however, the term disagreements does not include initial differences of opinion based on incomplete facts or preliminary information that was later resolved to the former accountant's satisfaction by, and providing the Registrant and the accountant do not continue to have a difference of opinion upon, obtaining additional relevant facts or information.

         (vi) During the two most recent fiscal years and the subsequent interim period preceding, there were no "Reportable Events" as set forth in Item 304(a)(1)(v) of Regulation S-K.

   (2) The Registrant has engaged the accounting firm of J.H. Cohn LLP on August 6, 1996, as the principal accountant to audit the Registrants' financial statements. Neither the Registrant nor someone acting on its behalf has consulted J.H. Cohn LLP during the Registrant's two most recent fiscal years and any subsequent interim period prior to engaging them regarding the:

         (i) application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the


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Registrant nor was any oral advice provided that J.H. Cohn LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue, or

         (ii) any matter that was either the subject of a disagreement as defined above in Section (a)(1)(iv) of this Form 8-K, or a Reportable Event as defined above in this Form 8-K.

    (3) The Registrant has requested Ernst & Young to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant above, and if not, to state the respects in which it does not agree. The Registrant shall provide Ernst & Young with a copy of this Form 8-K no later than the day this Form 8-K is filed with the Securities and Exchange Commission. The Registrant shall file Ernst & Young's letter as an exhibit in this Form 8-K. If Ernst & Young is unavailable at the time of filing this 8-K, the Registrant will request Ernst & Young to provide the letter as promptly as possible so that the Registrant can file the letter with the SEC within ten (10) business days after the filing of this Form 8-K. (A copy of the letter from Ernst & Young will be filed as Exhibit "16" to this Form 8-K.)


Item 7.  EXHIBITS

Exhibit 16 - Letter from Ernst & Young to SEC re these 8-K statements.


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    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SYS
                                       a California corporation



DATE: August 6, 1996                   /s/ Lawrence L. Kavanau
      ---------------                  --------------------------
                                       Lawrence L. Kavanau
                                       Chairman and
                                       Chief Executive Officer


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